Exhibit 4.1


                              THE MONEY STORE INC.,
                                   As Issuer,

                            THE CHASE MANHATTAN BANK,
                                   As Trustee


                     THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                            As Subsidiary Guarantors


                                   ----------

                                    Indenture


                           Dated as of April 15, 1997


                                   ----------

                             SENIOR DEBT SECURITIES

                                TABLE OF CONTENTS

                                                                    PAGE

                                   ARTICLE ONE


                           DEFINITIONS AND OTHER PROVISIONS OF GENERAL
APPLICATION...............................................................2

Section 1.01.  Definitions................................................2
Section 1.02.  Compliance Certificates and Opinions......................12
Section 1.03.  Form of Documents Delivered to Trustee....................13
Section 1.04.  Notices, etc., to Trustee and Company.....................13
Section 1.05.  Notice to Holders; Waiver.................................14
Section 1.06.  Conflict with Trust Indenture Act.........................15
Section 1.07.  Effect of Headings and Table of Contents..................15
Section 1.08.  Successors and Assigns....................................15
Section 1.09.  Separability Clause.......................................15
Section 1.10.  Benefits of Indenture.....................................15
Section 1.11.  Governing Law.............................................15
Section 1.12.  Legal Holidays............................................15
Section 1.13.  No Security Interest Created..............................16
Section 1.14.  Liability Solely Corporate................................16
Section 1.15.  Counterparts..............................................17

                                   ARTICLE TWO

DEBT SECURITY FORMS......................................................17

Section 2.01.  Forms Generally...........................................17
Section 2.02.  Form of Trustee's Certificate of
                      Authentication.....................................18
Section 2.03.  Securities in Global Form.................................18

                                  ARTICLE THREE

THE DEBT SECURITIES......................................................18

Section 3.01.  Amount Unlimited; Issuable in Series......................18
Section 3.02.  Denominations.............................................23
Section 3.03.  Execution, Authentication, Delivery and
                      Dating.............................................23
Section 3.04.  Temporary Debt Securities; Exchange of
                      Temporary Global Notes for  Definitive Bearer
                      Securities.........................................25
Section 3.05.  Registration, Transfer and Exchange.......................32
Section 3.06.  Mutilated, Destroyed, Lost and Stolen Debt
                      Securities.........................................34
Section 3.07.  Payment of Interest; Interest Rights
                      Preserved..........................................35
Section 3.08.  Cancellation..............................................37
Section 3.09.  Computation of Interest...................................38
Section 3.10.  Currency of Payments in Respect of Debt
                      Securities.........................................38
Section 3.11.  Judgments.................................................42
Section 3.12.  Exchange Upon Default.....................................42
Section 3.13.  CUSIP Numbers.............................................42

                                  ARTICLE FOUR

 SATISFACTION AND DISCHARGE.............................................43

Section 4.01.  Satisfaction and Discharge of Indenture..................43
Section 4.02.  Application of Trust Money...............................44

                                  ARTICLE FIVE

REMEDIES...............................................................45

Section 5.01.  Events of Default.......................................45
Section 5.02.  Acceleration of Maturity; Rescission and
                      Annulment........................................46
Section 5.03.  Collection of Indebtedness and Suits for
                      Enforcement by Trustee...........................47
Section 5.04.  Trustee May File Proofs of Claim........................48
Section 5.05.  Trustee May Enforce Claims Without
                      Possession of Debt Securities....................49
Section 5.06.  Application of Money Collected..........................49
Section 5.07.  Limitation on Suits.....................................50
Section 5.08.  Unconditional Right of Holders to Receive
                      Principal, Premium and  Interest.................51
Section 5.09.  Restoration of Rights and Remedies......................51
Section 5.10.  Rights and Remedies Cumulative..........................51
Section 5.11.  Delay or Omission Not Waiver............................51
Section 5.12.  Control by Holders......................................51
Section 5.13.  Waiver of Past Defaults.................................52
Section 5.14.  Undertaking for Costs...................................52
Section 5.15.  Waiver of Stay or Extension Laws........................53

                                   ARTICLE SIX

THE TRUSTEE............................................................53

Section 6.01.  Certain Duties and Responsibilities.....................53
Section 6.02.  Notice of Defaults......................................54
Section 6.03.  Certain Rights of Trustee...............................55
Section 6.04.  Not Responsible for Recitals or Issuance of
                      Debt Securities..................................56
Section 6.05.  May Hold Debt Securities................................56
Section 6.06.  Money Held in Trust.....................................57
Section 6.07.  Compensation and Reimbursement..........................57
Section 6.08.  Disqualification; Conflicting Interests.................58
Section 6.09.  Corporate Trustee Required; Eligibility.................58
Section 6.10.  Resignation and Removal; Appointment of Successor.......58
Section 6.11.  Acceptance of Appointment by Successor..................60
Section 6.12.  Merger, Conversion, Consolidation or
                      Succession to Business...........................61
Section 6.13.  Preferential Collection of Claims Against Company.......61
Section 6.14.  Appointment of Authenticating Agent.....................61

                                  ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY......................63

Section 7.01.  Company to Furnish Trustee Names and
                      Addresses of Holders.............................63
Section 7.02.  Preservation of Information; Communication
                      to Holders.......................................64
Section 7.03.  Reports by Trustee......................................65
Section 7.04.  Reports by Company......................................65

                                  ARTICLE EIGHT

CONCERNING THE HOLDERS.................................................66

Section 8.01.  Acts of Holders.........................................66
Section 8.02.  Proof of Ownership; Proof of Execution of
                      Instruments by Holder............................67
Section 8.03.  Persons Deemed Owners...................................67
Section 8.04.  Revocation of Consents; Future Holders Bound............68

                                  ARTICLE NINE

HOLDERS' MEETINGS......................................................68

Section 9.01.  Purposes of Meetings....................................68
Section 9.02.  Call of Meetings by Trustee.............................69
Section 9.03.  Call of Meetings by Company or Holders..................69
Section 9.04.  Qualifications for Voting...............................69
Section 9.05.  Regulations.............................................70
Section 9.06.  Voting .................................................70
Section 9.07.  No Delay of Rights by Meeting...........................71

                                   ARTICLE TEN

INTENTIONALLY OMITTED..................................................71

                                 ARTICLE ELEVEN

SUPPLEMENTAL INDENTURES................................................71

Section 11.01.  Supplemental Indentures Without Consent of Holders.....71
Section 11.02.  Supplemental Indentures With Consent of Holders........73
Section 11.03.  Execution of Supplemental Indentures...................74
Section 11.04.  Effect of Supplemental Indenture.......................74
Section 11.05.  Conformity with Trust Indenture Act....................74
Section 11.06.  Reference in Debt Securities to
                    Supplemental Indentures............................74
Section 11.07.  Notice of Supplemental Indenture.......................75

                                 ARTICLE TWELVE

COVENANTS.............................................................75

Section 12.01.  Payment of Principal, Premium and Interest............75
Section 12.02.  Officer's Certificate as to Default...................76
Section 12.03.  Maintenance of Office or Agency.......................76
Section 12.04.  Money for Debt Securities; Payments to Be
                      Held in Trust...................................77
Section 12.05.  Corporate Existence...................................79
Section 12.06.  Purchase of Debt Securities by Company................79
Section 12.07. INTENTIONALLY OMITTED..................................79
Section 12.08. INTENTIONALLY OMITTED..................................79
Section 12.09.  Waiver of Certain Covenants...........................79

                                ARTICLE THIRTEEN

REDEMPTION OF DEBT SECURITIES.........................................80

Section 13.01. Applicability of Article...............................80
Section 13.02.  Election to Redeem; Notice to Trustee.................80
Section 13.03.  Selection by Trustee of Debt Securities to
                      Be Redeemed.....................................80
Section 13.04.  Notice of Redemption..................................81
Section 13.05.  Deposit of Redemption Price...........................82
Section 13.06.  Debt Securities Payable on Redemption Date............82
Section 13.07.  Debt Securities Redeemed in Part......................83

                                ARTICLE FOURTEEN

SINKING FUNDS.........................................................83

Section 14.01.  Applicability of Article..............................83
Section 14.02.  Satisfaction of Mandatory Sinking Fund
                      Payments with Debt  Securities..................84
Section 14.03.  Redemption of Debt Securities for Sinking Fund........84

                                 ARTICLE FIFTEEN

DEFEASANCE............................................................86

Section 15.01.  Applicability of Article..............................86
Section 15.02.  Defeasance Upon Deposit of Moneys or U.S.
                      Government  Obligations.........................86
Section 15.03.  Deposited Moneys and U.S. Government
                      Obligations to Be Held in Trust.................88
Section 15.04.  Repayment to Company..................................88

                                 ARTICLE SIXTEEN

GUARANTEES............................................................88

Section 16.01.  Guarantees............................................88
Section 16.02.  Execution and Delivery of Guarantees..................90
Section 16.03.   Limitation on Subsidiary Guarantors' Liability.......90

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of April 15, 1997

TRUST INDENTURE ACT SECTION                              INDENTURE SECTION

 ss.310    (a) (1)..........................................   6.09
           (a) (2)..........................................   6.09
           (a) (3)..........................................   Not Applicable
           (a) (4)..........................................   Not Applicable
           (a) (5)..........................................   6.09
           (b)..............................................   6.08, 6.09, 6.10
           (c)..............................................   Not Applicable
 ss. 311   (a)..............................................   6.13
           (b)..............................................   6.13
           (c)..............................................   Not Applicable
 ss.312    (a)..............................................   7.01, 7.02(a)
           (b)..............................................   7.02(b)
           (c)..............................................   7.02(c)
 ss.313    (a)..............................................   7.03
           (b)..............................................   7.03
           (c)..............................................   7.03
           (d)..............................................   7.03
 ss.314    (a)..............................................   7.04, 12.02
           (b)..............................................   Not Applicable
           (c) (1)..........................................   1.02
           (c) (2)..........................................   1.02
           (c) (3)..........................................   Not Applicable
           (d)..............................................   Not Applicable
           (e)..............................................   1.02
 ss.315    (a)..............................................   6.01(a), 6.01(c)
           (b)..............................................   6.02
           (c)..............................................   6.01(b)
           (d) (1)..........................................   6.01(c)(1)
           (d) (2)..........................................   6.01(c)(2)
           (d) (3)..........................................   6.01(c)(3)
           (e)..............................................   5.14
 ss.316    (a) (1) (A)......................................   5.02, 5.12
           (a) (1) (B)......................................   5.13
           (a) (2)..........................................   Not Applicable
           (b)..............................................   5.08
           (c)..............................................   Not Applicable
 ss.317    (a) (1)..........................................   5.03
           (a) (2)..........................................   5.04
           (b)..............................................   12.04
 ss.318       ..............................................   1.06
 ---------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE dated as of April 15, 1997, among THE MONEY STORE INC., a New Jersey corporation (hereinafter called the "Company"), having its principal executive office at 2840 Morris Avenue, Union, New Jersey 07083, each of the Subsidiary Guarantors (as hereinafter defined) each having its principal executive offices at 2840 Morris Avenue, Union, New Jersey 07083, and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (hereinafter called the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, New York, New York 10001.

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes, bonds or other evidences of indebtedness (herein generally called the "Debt Securities"), to be issued in one or more series, as in this Indenture provided.

     The Company, directly or indirectly, owns as of the date hereof, beneficially and of record 100% of the capital stock of the Subsidiary Guarantors; the Company and the Subsidiary Guarantors are members of the same consolidated group of companies; the Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Debt Securities; accordingly, each Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for its full and unconditional and joint and several guarantee of the Debt Securities on the terms and conditions set forth herein.

     All things necessary to make the Debt Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, to make the Guarantees (as hereinafter defined) of each of the Subsidiary Guarantors, when executed by the respective Subsidiary Guarantors and endorsed on the Debt Securities, the valid obligations of the respective Subsidiary Guarantors, and to make this Indenture a valid agreement of the Company and each Subsidiary Guarantor in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of Debt Securities of any series, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     Section 1.01. DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Three or Article Six, are defined in those respective Articles.

                   "Act" when used with respect to any Holder, has the meaning specified in Section 8.01.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Authenticating Agent" has the meaning specified in
         Section 6.14.

                  "Authorized Newspaper" means a newspaper or financial journal in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

                  "Bearer Security" means any Debt Security (with or without Coupons), in the form established pursuant to Section 2.01, which is payable to bearer (including any Global Note payable to bearer) and title to which passes by delivery only, but does not include any Coupons.

                  "Board of Directors," when used with respect to the Company or a Subsidiary Guarantor, means either the board of directors, or any committee of that board, of the Company or a Subsidiary Guarantor, as the case may be, duly authorized to act hereunder or any director or directors and/or officer or officers of the Company or a Subsidiary Guarantor, as applicable, to whom that board or committee shall have delegated its authority.

                  "Board Resolution," when used with respect to the Company or a Subsidiary Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or a Subsidiary Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities means any day which is not a Saturday, a Sunday or a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law to close, except as otherwise specified pursuant to Section 3.01.

                  "CEDEL" means Cedel Bank, societe anonyme.

                  "Code" means the Internal Revenue Code of 1986, as amended and as in effect on the date hereof.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Common Depositary" has the meaning specified in
         Section 3.04(b).

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                   "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by any two of the Chairman, a Vice Chairman, the President, the Chief Financial Officer, an Executive Vice President, any Vice President, the Treasurer, the Controller or the Secretary of the Company and delivered to the Trustee.

                  "Component Currency" has the meaning specified in
         Section 3.10(i).

                  "Conversion Date" has the meaning specified in Section
         3.10(e).

                  "Conversion Event" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement of transactions by public institutions of or within the international banking community, (ii) the ECU to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any Currency Unit other than the ECU to be used for the purposes for which it was established.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

                  "Corporation" includes corporations, associations, companies (including joint stock companies and limited liability companies) and business trusts.

                  "Coupon" means any interest coupon appertaining to any Debt Security.

                  "Coupon Security" means any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

                  "Currency" means Dollars or Foreign Currency or
         Currency Unit.

                  "Currency Determination Agent" means the New York Clearing House bank, if any, from time to time selected by the Company pursuant to Section 3.01; PROVIDED that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company and the Trustee at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.

                  "Currency Unit" means a composite currency or currency unit the value of which is determined by reference to the value of the currencies of any group of countries.

                   "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities (including any Global Notes) authenticated and delivered under this Indenture.

                  "Defaulted Interest" has the meaning specified in
         Section 3.07.

                  "Discharged" has the meaning specified in Section
         15.02.

                  "Discount Security" means any Debt Security which is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

                  "Dollar Equivalent of the Currency Unit" has the meaning specified in Section 3.10(h).

                  "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 3.10(g).

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                  "Election Date" has the meaning specified in Section
         3.10(i).

                  "Euro-clear Operator" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor as operator of the Euro-clear System.

                  "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

                  "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

                  "Event of Default" has the meaning specified in
         Section 5.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Date" has the meaning specified in Section
         3.04(b).

                  "Exchange Rate Officer's Certificate" means a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or Currency Unit amounts of principal, premium, if any, and any interest respectively (on an aggregate basis and on the basis of a Debt Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency or Currency Unit), payable on the basis of such Market Exchange Rate signed by the Treasurer or any Assistant Treasurer of the Company.

                  "Fixed Rate Security" means a Debt Security which provides for the payment of interest at a fixed rate.

                  "Floating Rate Security" means a Debt Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 3.01.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

                  "Global Note" means a Registered or Bearer Security evidencing all or part of a series of Debt Securities, including, without limitation, any temporary or permanent Global Note.

                  "Guarantor Obligations" shall have the meaning provided in Section 16.01.

                  "Guarantor Request" or "Guarantor Order" means a written request or order signed in the name of one or more of the Subsidiary Guarantors by one officer of each of the applicable Subsidiary Guarantors. and delivered to the Trustee.

                  "Holder" means, with respect to a Registered Security, the Registered Holder, and with respect to a Bearer Security or a Coupon, the bearer thereof.

                  "Indebtedness" means (1) any liability of any Person (a) for borrowed money, or (b) evidenced by a bond, note, debenture or similar instrument (including purchase money obligations but excluding Trade Payables), or (c) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation in accordance with generally accepted accounting principles, or (d) with respect to preferred or preference stock of a Subsidiary of the Company held by Persons other than the Company or a Subsidiary of the Company;
         (2) any liability of others described in the preceding clause (1) that the Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability; and (3) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1) and (2) above.

                  "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to Section 3.01.

                   The term "interest," when used with respect to a Discount Security which by its terms pays interest only after Maturity, means interest payable after Maturity, and, when used with respect to a Bearer Security, includes any additional amounts payable on such Bearer Security, if so provided pursuant to Section 3.01.

                  "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

                  "Market Exchange Rate" means (i) for any conversion involving a Currency Unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency Unit and Dollars or such Foreign Currency calculated for noon New York time, on the Valuation Date by the method specified pursuant to Section 3.01 for the securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Company shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such Currency or Currency Unit in question, or such other quotations as the Company shall deem appropriate, in its sole discretion and without liability on its part. Unless otherwise specified by the Currency Determination Agent, if any, or if there shall not be a Currency Determination Agent, then by the Trustee, if there is more than one market for dealing in any Currency or Currency Unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency Unit shall be that as determined by the Currency Determination Agent, or if there shall not be a Currency Determination Agent, then by the Trustee, in its sole discretion and without liability on its part, upon which a nonresident issuer of securities designated in such Currency or Currency Unit would purchase such Currency or Currency Unit in order to make payments in respect of such securities.

                  "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise.

                   "Officers' Certificate" means a certificate signed by any two of the Chairman, a Vice Chairman, the President, the Chief Financial Officer, an Executive Vice President, any Vice President, the Treasurer, the Controller or the Secretary of the Company or a Subsidiary Guarantor, as the case may be, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company or a Subsidiary Guarantor (including an employee of the Company or a Subsidiary Guarantor), as the case may be, and who shall be reasonably satisfactory to the Trustee, which is delivered to the Trustee.

                  "Outstanding" when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Debt Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Debt Securities with respect to which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any Coupons thereto pertaining; PROVIDED, HOWEVER, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii) Debt Securities which have been paid pursuant to Section
         3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

         PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company, any Subsidiary Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company, a Subsidiary Guarantor or any other obligor upon the Debt Securities or any Affiliate of the Company, a Subsidiary Guarantor or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to
         Section 3.10(k).

                  "Overdue Rate", when used with respect to any series of the Debt Securities, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.01.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

                  "permanent Global Note" shall have the meaning given such term in Section 3.04(b).

                  "Person" means any individual, Corporation, partnership, joint venture, association, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 3.01.

                  "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.06 in lieu of a mutilated, lost, destroyed or stolen Debt Security or a Debt Security to which a mutilated, lost, destroyed or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debt Security or the Debt Security to which the mutilated, lost, destroyed or stolen Coupon appertains, as the case may be.

                  "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 3.01, shall be an Interest Payment Date only.

                  "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 or any other redemption specified pursuant to Section 3.01, and in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

                  "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

                  "Registered Security" means any Debt Security in the form established pursuant to Section 2.01 which is registered as to principal and interest in the Security Register.

                  "Regular Record Date" for the interest payable on the Registered Securities of any series on any Interest Payment Date means the date specified for the purpose pursuant to Section 3.01 for such Interest Payment Date.

                  "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05(a).

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07(c)(i).

                  "Specified Amount" has the meaning specified in
         Section 3.10(i).

                  "Stated Maturity" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security or the Coupon, if any, representing such installment of interest, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

                  "Subsidiary" means any Corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not, at the time, stock of any other class or classes of such Corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries thereof.

                  "Subsidiary Guarantees" means any unsecured guarantees of the Subsidiary Guarantors endorsed on a Debt Security authenticated and delivered pursuant to this Indenture and shall include the guarantees set forth in Section 16.01.

                  "Subsidiary Guarantor" means each of (i) The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store/Minnesota Inc., The Money Store Auto Finance Inc., ClassNotes Inc., Dyna-Mark, Inc., Equity Insurance Agency, Inc., Major Brokerage Co., Inc., Princeton Escrow, The Money Store Home Equity Corp., The Money Store Investment Corporation, The Money Store of New York Inc., The Commerce Group, The Money Store Commercial Mortgage Inc., The Money Store Service Corp., TMS Mortgage Inc., The Money Store U.K. Inc., The Money Store Realty Inc. and TMS Venture Holdings, Inc. and (ii) any successor of any of the foregoing, in each case, until such Subsidiary Guarantor ceases to be such in accordance with the terms hereof.

                  "temporary Global Note" shall have the meaning given such term in Section 3.04(b).

                  "Trade Payables" means accounts payable or any other indebtedness or monetary obligations to trade creditors created or assumed in the ordinary course of business in connection with the obtaining of materials or services.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed, except as provided in Section 11.05; PROVIDED, HOWEVER, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

                  "United States" means the United States of America (including the States and the District of Columbia), and its possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

                  "U.S. Depositary" means a clearing agency registered under the Exchange Act or any successor thereto, which shall in either case be designated by the Company pursuant to Section 3.01 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Debt Securities of any series shall mean the U.S. Depositary with respect to the Debt Securities of that series.

                  "U.S. Government Obligations" has the meaning specified in Section 15.02.

                  "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

                  "Valuation Date" has the meaning specified in Section
         3.10(d).

                  "Vice President" includes with respect to the Company, a Subsidiary Guarantor and the Trustee, any Vice President of the Company, a Subsidiary Guarantor or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President".

                  "Wholly-Owned Subsidiary" means a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more Wholly-Owned Subsidiaries of the Company or by the Company and one or more Wholly-Owned Subsidiaries of the Company.

     Section 1.02. COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company or a Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Subsidiary Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 12.02) shall include:

                  (1) a statement that each individual signing such Officers' Certificate or Opinion of Counsel has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company or a Subsidiary Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Subsidiary Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Subsidiary Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 1.04. NOTICES, ETC., TO TRUSTEE AND COMPANY.

     Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or a Subsidiary Guarantor shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration.

                  (2) the Company or a Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company or the Subsidiary Guarantor addressed to it at the address of its principal office specified in the first paragraph of this Indenture, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company or the Subsidiary Guarantor, as applicable.

     Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

     Section 1.05. NOTICE TO HOLDERS; WAIVER.

     When this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed, and (2) such notice shall be sufficiently given to Holders of Bearer Securities or Coupons (unless otherwise herein expressly provided) if published at least twice in an Authorized Newspaper or Newspapers in The City of New York and, if Debt Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, in a daily newspaper or financial journal in London or Luxembourg or in such other city or cities specified pursuant to Section 3.01 or in any Debt Security on Business Days, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice; PROVIDED, HOWEVER, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.01, shall be sufficiently given if given in the manner specified pursuant to Section 3.01.

     In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give notice by publication, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given.

     Section 1.06. CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with the duties imposed on any person by the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act, such duties imposed by the Trust Indenture Act shall control.

     Section 1.07. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.08. SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

     Section 1.09. SEPARABILITY CLAUSE.

     In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.10. BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.11. GOVERNING LAW.

     This Indenture, the Debt Securities, the Coupons and, if issued, the Subsidiary Guarantees shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

     Section 1.12. LEGAL HOLIDAYS.

     Unless otherwise specified pursuant to Section 3.01 or in any Debt Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities or Coupons) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

     Section 1.13. NO SECURITY INTEREST CREATED.

     Nothing in this Indenture or in the Debt Securities, Coupons or, if issued, the Subsidiary Guarantees, express or implied, shall be construed to constitute a security interest or mortgage or other pledge of collateral under the Uniform Commercial Code or similar legislation or real property laws, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

     Section 1.14. LIABILITY SOLELY CORPORATE.

     No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Debt Securities or Coupons, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company or any Subsidiary Guarantor (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company or any Subsidiary Guarantor (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities, Coupons and Subsidiary Guarantees are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company or any Subsidiary Guarantor (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any Subsidiary Guarantor or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Debt Securities, Coupons or Subsidiary Guarantees or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of Debt Securities; PROVIDED, HOWEVER, that nothing herein or in the Debt Securities, Coupons or the Subsidiary Guarantees contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of the shares of capital stock not fully paid.

     Section 1.15. COUNTERPARTS.

     This Indenture may be executed in counterparts (including executed counterparts delivered and exchanged by facsimile transmission) each of which shall be deemed to constitute one and the same instrument.

                                   ARTICLE TWO

                               DEBT SECURITY FORMS

     Section 2.01. FORMS GENERALLY.

     The Debt Securities, the Coupons, if any, and the Subsidiary Guarantees, if any, of each series shall be substantially in one of the forms (including global form) established in or pursuant to a Board Resolution of the Company or, with respect to the Subsidiary Guarantees, the Subsidiary Guarantors, one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities and Coupons, including the Subsidiary Guarantees, if any, as conclusively evidenced by their execution of such Debt Securities and Coupons, including the Subsidiary Guarantees, if any. If the form of a series of Debt Securities, including the Subsidiary Guarantees, if any, or Coupons (or any Global Note) is established in or pursuant to a Board Resolution of the Company or the Subsidiary Guarantors, as the case may be, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Debt Securities (or any such Global Note) or Coupons . Any form of Debt Security, Coupon , Global Note or Subsidiary Guarantees, if applicable, approved by or pursuant to a Board Resolution shall be reasonably acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of the Debt Securities, Coupons, Global Notes or Subsidiary Guarantees, if applicable, in such form or by a certificate signed by a Responsible Officer of the Trustee delivered to the Company.

     Unless otherwise specified as contemplated by Section 3.01, Debt Securities in bearer form (other than in global form) shall have Coupons attached.

     The definitive Debt Securities, Coupons, if any, and Subsidiary Guarantees, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, Coupons and Subsidiary Guarantees, if any, as conclusively evidenced by their execution of such Debt Securities, Coupons and Subsidiary Guarantees, if any.

     Section 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

     The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities of the series designated therein issued under the within mentioned Indenture.

                                      THE CHASE MANHATTAN BANK,
                                      as Trustee


                                      By  ___________________________
                                              Authorized Officer

     Section 2.03. SECURITIES IN GLOBAL FORM.

     If any Debt Security of a series is issuable in global form, the Global Note so issued may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Note. Any instructions by the Company with respect to a Global Note, after its initial issuance, shall be in writing but need not comply with Section 1.02.

     Global Notes may be issued in either registered or bearer form and in either temporary or permanent form. Permanent Global Notes will be issued in definitive form.

                                  ARTICLE THREE

                               THE DEBT SECURITIES

     Section 3.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES.

     The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Debt Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution of the Company and (subject to Section 3.03) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                  (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

                  (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07);

                  (3) the percentage of the principal amount at which the Debt Securities will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the Maturity thereof or the method by which such portion shall be determined;

                  (4) the date or dates on which or periods during which the Debt Securities of the series may be issued, and the date or dates (or the method of determination thereof) on which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time);

                  (5) the rate or rates (or the method of determination thereof) at which the Debt Securities of the series shall bear interest, if any, and the dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time); and the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and, in the case of Registered Securities, the Regular Record Dates for the interest payable on such Interest Payment Dates and, in the case of Floating Rate Securities, the notice, if any, to Holders regarding the determination of interest and the manner of giving such notice;

                  (6) the place or places where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable; the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.07; the extent, if any, to which the provisions of the last sentence of Section 12.01 shall apply to the Debt Securities of the series; and the manner in which any principal of, or premium, if any, on, any Global Note will be paid, if other than as set forth elsewhere herein;

                   (7) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of the Holder and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                  (8) the right, if any, of the Company to redeem the Debt Securities of such series, in whole or in part, at its option and the period or periods within which, or the date or dates on which, the price or prices at which, and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

                  (9) if the coin or Currency in which the Debt Securities shall be issuable is in Dollars, the denominations of such Debt Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 3.04);

                  (10) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (11) provisions, if any, for the defeasance of the Debt Securities of such series or certain of the Company's obligations with respect to the Debt Securities;

                  (12) whether Debt Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series, as provided in Section 3.05(b) or otherwise and the circumstances under which and the place or places at which any such exchanges, if permitted, may be made;

                  (13) whether provisions for payment of additional amounts or tax redemptions shall apply and, if such provisions shall apply, such provisions; and, if Bearer Securities of the series are to be issued, whether a procedure other than that set forth in Section 3.04(b) shall apply and, if so, such other procedure, and if the procedure set forth in Section 3.04(b) shall apply, the forms of certifications to be delivered under such procedure;

                  (14) if other than Dollars, the Foreign Currency or Currencies or Currency Unit in which Debt Securities of the series shall be denominated or in which payment of the principal of (and/or premium, if any) and/or interest on the Debt Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of Debt Securities of the series which entitles the Holder of a Debt Security of the series or its proxy to one vote for purposes of Section 9.06;

                  (15) if the principal of (and premium, if any) or interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, in addition to or in lieu of the provisions of Section 3.10, the period or periods within which and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate or rates between the Currency or Currencies in which the Debt Securities are denominated or payable without such election and the Currency or Currencies in which the Debt Securities are to be paid if such election is made;

                  (16) the date as of which any Debt Securities of the series shall be dated, if other than as set forth in
         Section 3.03;

                  (17) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

                  (18) if the Debt Securities of the series are denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Debt Securities (including the Currency or Currencies of payment thereof);

                  (19) the designation of the original Currency Determination Agent, if any;

                  (20)     the applicable Overdue Rate, if any;

                  (21) if the Debt Securities of the series do not bear interest, the applicable dates for purposes of Section 7.01;

                  (22) any addition to, or modification or deletion of, any Events of Default or covenants provided for with respect to Debt Securities of the series;

                  (23) if Bearer Securities of the series are to be issued, (x) whether interest in respect of any portion of a temporary Debt Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Debt Security for definitive Debt Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Debt Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, (y) the terms upon which interests in such temporary Debt Security in global form may be exchanged for interests in a permanent Global Note or for definitive Debt Securities of the series and the terms upon which interests in a permanent Global Note, if any, may be exchanged for definitive Debt Securities of the series and (z) the cities in which the Authorized Newspapers designated for the purposes of giving notices to Holders are published;

                  (24) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary or any Common Depositary for such Global Note or Notes; and if the Debt Securities of the series are issuable only as Registered Securities, the manner in which and the circumstances under which Global Notes representing Debt Securities of the series may be exchanged for Registered Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.04(c);

                  (25) the designation, if any, of the U.S. Depositary; and the designation of any trustees (other than the Trustee), depositaries, Authenticating Agents, Paying Agents, Security Registrars, or any other agents with respect to the Debt Securities of such series;

                  (26) if the Debt Securities of such series are to be issuable in definitive form (whether upon original issuance or upon exchange of a temporary Debt Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (27) whether Debt Securities of or within the series are to be guaranteed by the Subsidiary Guarantors and any modification of the terms of the Subsidiary Guarantees as set forth in Article 16 hereof; and

                  (28) any other terms of the series (which other terms shall not be inconsistent with the provisions of this Indenture).

     All Debt Securities of any one series and Coupons, if any, shall be substantially identical to all other Debt Securities of such series except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, which, as set forth above, may be determined by the Company from time to time as to Debt Securities of a series if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto, and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.03) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

     If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     Section 3.02. DENOMINATIONS.

     In the absence of any specification pursuant to Section 3.01 with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

     Section 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Debt Securities and the Coupons, if any, of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President, one of its Executive Vice Presidents, its Vice Presidents or its Treasurer. The signature of any of these officers may be manual or facsimile.

     Debt Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities and Coupons or did not hold such offices at the date of such Debt Securities and Coupons.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities, with appropriate Coupons, if any, of any series, executed by the Company and (if Debt Securities of such series were specified as contemplated by Section 3.01 to be guaranteed by the Subsidiary Guarantors) having endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities and Coupons and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities and Coupons; PROVIDED, HOWEVER, that, in connection with its sale during the "restricted period" (as defined in Section 1.163- 5(c)(2)(i)(D)(7) of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and PROVIDED, FURTHER, that a Bearer Security (other than a temporary Global Note in bearer form) may be delivered outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished to the Euro-clear Operator or to CEDEL a certificate substantially in the form set forth in Exhibit A to this Indenture and if the Euro-clear Operator or CEDEL has furnished the Trustee a certificate substantially in the form set forth in Exhibit B. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities and other matters which are subject to variation, such as interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue. If any Debt Security shall be represented by a permanent Global Note, then, for purposes of this Section and Section 3.04, the notation by the Common Depositary of a beneficial owner's interest therein upon original issuance of such Debt Security or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Note. Except as permitted by Section 3.06 or 3.07, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons for interest then matured have been detached and canceled.

     The Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, prior to the authentication and delivery of the Debt Securities, Coupons, if any, and Subsidiary Guarantees, if any, of any series, (i) the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities, Coupons and Subsidiary Guarantees have been approved, (ii) the certificates and opinions required pursuant to Section 1.02 and (iii) one or more Opinions of Counsel substantially to the effect that:

                  (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities and Coupons, if any, conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities and Coupons, if any;

                  (2) the forms and terms of such Debt Securities, Coupons, if any, and any such Subsidiary Guarantees have been established in conformity with the provisions of this Indenture;

                  (3) in the event that the forms or terms of such Debt Securities, Coupons, if any, and any such Subsidiary Guarantees have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (4) the execution and delivery of such Debt Securities and Coupons, if any, have been duly authorized by all necessary corporate action of the Company and such Debt Securities and Coupons, if any, have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall reasonably request and as to which the Trustee shall not reasonably object; and

                   (5) to the best of such counsel's knowledge, all governmental consents, authorizations and approvals which are required for the execution and delivery of the Indenture and the Debt Securities under all applicable New York laws, if any, have been received other than such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Debt Securities.

     For purposes of this opinion, such counsel may rely as to factual matters upon certificates or written statements from officers or other appropriate representatives of the Company or upon certificates of public officials and such opinion may contain assumptions, limitations, exceptions and restrictions which are reasonably satisfactory to the Trustee and its counsel.

     The Trustee shall not be required to authenticate any Debt Securities, Coupons and Subsidiary Guarantees, if any, if the issuance of such Debt Securities, Coupons and Subsidiary Guarantees, if any, pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

     Each Registered Security shall be dated the date of its authentication. Each Bearer Security (including any temporary or permanent or other definitive Bearer Security in global form) shall be dated as of the date of original issuance of the first Debt Security of such series to be issued, except as otherwise provided pursuant to Section 3.01 with respect to the Bearer Securities of any series.

     No Debt Security and no Subsidiary Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. The delivery of any Debt Security by the Trustee after the authentication thereof hereunder shall constitute due delivery of any Subsidiary Guarantee endorsed thereon on behalf of the Subsidiary Guarantors. Notwithstanding the foregoing, if any Debt Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 3.08 together with a written statement (which need not comply with Section 1.02) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     Section 3.04. TEMPORARY DEBT SECURITIES; EXCHANGE OF TEMPORARY GLOBAL NOTES FOR DEFINITIVE BEARER SECURITIES.

     (a) Pending the preparation of definitive Registered Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Registered Securities of such series, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued, and, if applicable, having endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors substantially in the tenor of the definitive Subsidiary Guarantees, in registered form or, if authorized, in bearer form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities and the Subsidiary Guarantees may determine, as conclusively evidenced by their execution of such Registered Securities or Subsidiary Guarantees, as the case may be. Every such temporary Registered Security shall be executed by the Company and, if applicable, the Subsidiary Guarantors, and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Registered Securities in lieu of which they are issued. In the case of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing such of the Outstanding Debt Securities of such series as shall be specified therein.

     Except in the case of temporary Debt Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions, having, if applicable, endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors; PROVIDED, HOWEVER, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED, FURTHER, that a definitive Bearer Security (including a permanent Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 3.03. Until so exchanged, the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

     (b) Unless otherwise specified pursuant to Section 3.01, all Bearer Securities of a series shall be initially issued in the form of a single temporary Bearer Security in global form (a "temporary Global Note"). The Company shall execute, and upon Company Order the Trustee shall authenticate, any temporary Global Note and any permanent Bearer Security in global form (as described below, a "permanent Global Note") upon the same conditions and in substantially the same manner, and with the same effect, as definitive Bearer Securities, and the temporary or permanent Global Note, as the case may be, shall, unless otherwise specified therein, be delivered by the Trustee to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the Euro-clear Operator or CEDEL, as the case may be, for credit to the account of the Company (in the case of sales of Bearer Securities by the Company directly to investors) or the managing underwriter (in the case of sales of Bearer Securities by the Company to underwriters) or such other accounts as the Company or the managing underwriter, respectively, may direct.

     On or after the date specified in or determined pursuant to the terms of any temporary Global Note which (subject to any applicable laws and regulations) shall be at least 40 days after the issue date of a temporary Global Note (the "Exchange Date"), the Debt Securities represented by such temporary Global Note may be exchanged for definitive Debt Securities (subject to the second succeeding paragraph) or Debt Securities to be represented thereafter by one or more permanent Global Notes in definitive form without Coupons. On or after the Exchange Date such temporary Global Note shall be surrendered by the Common Depositary to the Trustee (or such other agent as is specified for the purpose pursuant to Section 3.01), as the Company's agent for such purpose at such place specified outside the United States pursuant to Section 3.01 and following such surrender, the Trustee (or such other agent) shall (1) endorse the temporary Global Note to reflect the reduction of its principal amount by an equal aggregate principal amount of such Debt Security, (2) endorse the applicable permanent Global Note, if any, to reflect the initial amount, or an increase in the amount of Debt Securities represented thereby, (3) manually authenticate such definitive Debt Securities (including any permanent Global Note), (4) deliver such definitive Debt Securities to the Holder thereof or, if such definitive Debt Security is a permanent Global Note, deliver such permanent Global Note to the Common Depositary to be held outside the United States for the accounts of the Euro-clear Operator or CEDEL, as the case may be, for credit to the respective accounts at Euro-clear Operator or CEDEL, as the case may be, designated by or on behalf of the beneficial owners of such Debt Securities (or to such other accounts as they may direct) and (5) redeliver such temporary Global Note to the Common Depositary, unless such temporary Global Note shall have been canceled in accordance with Section 3.08 hereof; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary Global Note, upon such presentation by the Common Depositary, such temporary Global Note shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by the Euro-clear Operator, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Debt Securities (including any permanent Global Note), and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Debt Securities (including any permanent Global Note), each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of the Euro-clear Operator or CEDEL, as the case may be, shall be based on certificates of the account holders listed in the records of the Euro-clear Operator or CEDEL, as the case may be, as being entitled to all or any portion of the applicable temporary Global Note. An account holder of the Euro-clear Operator or CEDEL, as the case may be, desiring to effect the exchange of an interest in a temporary Global Note for an interest in definitive Debt Securities (including any permanent Global Note) shall instruct the Euro-clear Operator or CEDEL, as the case may be, to request such exchange on its behalf and shall deliver to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 10 days prior to the Exchange Date. Until so exchanged, temporary Global Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities (including any permanent Global Note) of the same series authenticated and delivered hereunder, except as to payment of interest, if any.

     The delivery to the Company, its agent or the Trustee by the Euro-clear Operator or CEDEL of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company, its agent and the Trustee as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euro-clear Operator or CEDEL, as the case may be, pursuant to the terms of this Indenture.

     On or prior to the Exchange Date, the Company shall deliver to the Trustee (or such other agent as may be specified as the Company's agent for such purpose pursuant to Section 3.01) definitive Debt Securities in an aggregate principal amount equal to the principal amount of such temporary Global Note, executed by the Company and, if applicable, having endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors. At any time on or after the Exchange Date, upon 30 days' notice to the Trustee (or such other agent as may be specified as the Company's agent for such purpose pursuant to Section 3.01) by the Euro-clear Operator or CEDEL, as the case may be, acting at the request of or on behalf of the beneficial owner, a Debt Security represented by a temporary Global Note or a permanent Global Note, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge (except as provided in Section 3.05) and the Trustee (or such agent) shall authenticate and deliver, in exchange for each portion of such temporary Global Note or such permanent Global Note, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and with like terms and conditions, as the portion of such temporary Global Note or such permanent Global Note to be exchanged, which, unless the Debt Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary Global Note or the permanent Global Note only in compliance with the requirements of the second preceding paragraph. On or prior to the forty-fifth day following receipt by the Trustee (and such agent as may be specified as the Company's agent for such purpose pursuant to Section 3.01) of such notice with respect to a Debt Security, or, if such day is not a Business Day, the next succeeding Business Day, the temporary Global Note or the permanent Global Note, as the case may be, shall be surrendered by the Common Depositary to the Trustee (or such other agent as may be specified as the Company's agent for such purpose pursuant to Section 3.01), as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge following such surrender, upon the request of the Euro-clear Operator or CEDEL, as the case may be, and the Trustee (or such agent) shall (1) endorse the applicable temporary Global Note or the permanent Global Note to reflect the reduction of its principal amount by the aggregate principal amount of such Debt Security, (2) cause the terms of such Debt Security and Coupons, if any, to be entered on a definitive Debt Security,
(3) manually authenticate such definitive Debt Security, and (4) if a Bearer Security is to be delivered, deliver such definitive Debt Security outside the United States to the Euro-clear Operator or CEDEL, as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such temporary Global Note or the permanent Global Note.

     Unless otherwise specified in such temporary Global Note or the permanent Global Note, any such exchange shall be made free of charge (except as provided in Section 3.05) to the beneficial owners of such temporary Global Note or the permanent Global Note, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of the Euro-clear Operator or CEDEL. Definitive Debt Securities in bearer form to be delivered in exchange for any portion of a temporary Global Note or the permanent Global Note shall be delivered only outside the United States. Notwithstanding the foregoing, in the event of redemption or acceleration of all or any part of a temporary Global Note prior to the Exchange Date, a permanent Global Note or definitive Bearer Securities, as the case may be, will not be issuable in respect of such temporary Global Note or such portion thereof, and payment thereon will instead be made as provided in such temporary Global Note.

     Until exchanged in full as hereinabove provided, any temporary Global Note or the permanent Global Note shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on such temporary Global Note on an Interest Payment Date for Debt Securities of such series occurring prior to the applicable Exchange Date shall be payable to the Euro-clear Operator or CEDEL on such Interest Payment Date upon delivery by the Euro-clear Operator or CEDEL to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Note on such Interest Payment Date and who have each delivered to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit A to this Indenture.

     Any definitive Bearer Security authenticated and delivered by the Trustee in exchange for a portion of a temporary Global Note or the permanent Global Note shall not bear a coupon for any interest which shall theretofore have been duly paid by the Trustee to the Euro-clear Operator or CEDEL, or by the Company to the Trustee in accordance with the provisions of this Section 3.04.

     Notwithstanding the provisions of Article Eleven of this Indenture, with respect to Exhibits A and B to this Indenture, the Company may, in its discretion and if required or desirable under applicable law, substitute one or more other forms of such Exhibits for such Exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, provided that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee (and any agent of the Company appointed pursuant to Section 3.01 and referred to above) with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee (and any such agent). The Trustee shall have no responsibility for determining whether any substitute form or forms, elimination or change is permitted by or is in compliance with applicable law and shall have no liability to the Company or any Holder therefor.

     (c) If the Company shall establish pursuant to Section 3.01 that the Registered Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and, if applicable, the Subsidiary Guarantors shall execute the Subsidiary Guarantees, and the Trustee shall, in accordance with Section 3.03 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, and (iii) shall bear a legend substantially to the following effect: "This Debt Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, unless and until this Debt Security is exchanged in whole or in part for Debt Securities in definitive form."

     Notwithstanding any other provision of this Section or Section 3.05, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

     If at any time the U.S. Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Debt Securities of such series or if at any time the U.S. Depositary for Debt Securities of a series shall no longer be a clearing agency registered and in good standing under the Exchange Act or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Debt Securities of such series. If a successor U.S. Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form, together, if applicable, with Subsidiary Guarantees endorsed thereon, in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

     The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form, together, if applicable, with Subsidiary Guarantees endorsed thereon, and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

     If the Registered Securities of any series shall have been issued in the form of one or more Global Notes and if an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing, the Company will promptly execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form, together, if applicable, with Subsidiary Guarantees endorsed thereon, and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

     If specified by the Company pursuant to Section 3.01 with respect to Registered Securities of a series, the U.S. Depositary for such series of Registered Securities may surrender a Global Note for such series of Debt Securities in exchange in whole or in part for Registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge (except as provided in Section 3.05):

                  (i) to each Person specified by the U.S. Depositary a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note, together, if applicable, with Subsidiary Guarantees endorsed thereon; and

                  (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Registered Securities delivered to Holders thereof, together, if applicable, with Subsidiary Guarantees endorsed thereon.

     Upon the exchange of a Global Note for Registered Securities in definitive form, such Global Note shall be canceled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the Persons in whose names such Debt Securities are so registered.

     Section 3.05. REGISTRATION, TRANSFER AND EXCHANGE.

     (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; PROVIDED, HOWEVER, that the Company may appoint co-Security Registrars.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of like aggregate principal amount of such denominations as are authorized for Registered Securities of such series and of a like Stated Maturity and with like terms and conditions having, if applicable, endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors.

     Except as otherwise provided in Section 3.04 and this Section 3.05, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive, having, if applicable, endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors.

     (b) If and to the extent specified pursuant to Section 3.01, the provisions of this Section 3.05(b) shall be applicable to Debt Securities of any series which are Bearer Securities. At the option of the Holder thereof, to the extent permitted by law, any Bearer Security of any series which by its terms is registrable as to principal and interest may be exchanged for a Registered Security of such series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions upon surrender of such Bearer Security at the Corporate Trust Office or at any other office or agency of the Company designated pursuant to Section 3.01 for the purpose of making any such exchanges. Any Coupon Security surrendered for exchange shall be surrendered with all unmatured Coupons and any matured Coupons in default attached thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them, the Subsidiary Guarantors and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that except as otherwise provided in
Section 12.03, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and of a like Stated Maturity and with like terms and conditions after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. The Company shall execute, and the Trustee shall authenticate and deliver, the Registered Security or Securities which the Holder making the exchange is entitled to receive.

     Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive, having, if applicable, endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors.

     Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

     (c) Except as otherwise specified pursuant to Section 3.01, in no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

     (d) All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge will be made for any registration of transfer or exchange of Debt Securities except as provided in Section 3.04(b) or 3.06. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

     The Company shall not be required (i) to register, register the transfer of or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under
Section 13.03 and ending at the close of business on the day of such transmission, or (ii) to register, register the transfer of or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

     Section 3.06. MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES.

     If (i) any mutilated Debt Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or any Coupon, and there is delivered to the Company, the Trustee and, if applicable, the Subsidiary Guarantors such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, and neither the Company nor the Trustee receives notice that such Debt Security or Coupon has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertained, a new Debt Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, having, if applicable, endorsed thereon Subsidiary Guarantees duly executed by the Subsidiary Guarantors, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution.

     In case any such mutilated, destroyed, lost or stolen Debt Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security or Coupon in accordance with its terms; PROVIDED, HOWEVER, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 12.03, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01 or except as otherwise provided in this Section 3.06, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

     Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Debt Security or Coupon of any series, with any Subsidiary Guarantees endorsed thereon duly executed by the Subsidiary Guarantors, issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities or Coupons of that series, any Subsidiary Guarantees endorsed thereon, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.

     Section 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     (a) Interest on any Registered Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any registration of transfer or exchange subsequent to the Regular Record Date. Unless otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, payment of interest on Registered Securities shall be made at the place or places specified pursuant to Section 3.01 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 3.01, by wire transfer to an account designated by the Registered Holder.

     (b) Interest on any Coupon Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall, except as otherwise provided in Section 12.03, be paid to the Holder of the Coupon which has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at an office or agency of the Company in a Place of Payment located outside the United States specified pursuant to Section 3.01.

     Interest on any Bearer Security (other than a Coupon Security) which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at an office or agency of the Company in a Place of Payment located outside the United States specified pursuant to Section 3.01.

     Unless otherwise specified pursuant to Section 3.01, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, payment on such Bearer Security or Coupon will be made by check or, if agreeable to the Trustee and at the expense of the Company, by wire transfer to a Dollar account maintained by such Holder outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 3.01, at the direction of the Holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by wire transfer to an account in the United States.

     (c) Any interest on any Debt Security which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of his having been such Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall, at least 25 days prior to the date of the proposed payment, notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency or Currency Unit in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 or 3.10) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. Such money when deposited is to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which date shall be not more than 20 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     (d) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 1.05 not more than 20 days and not less than 10 days prior to the date of the proposed payment.

     (e) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

     Section 3.08. CANCELLATION.

     Unless otherwise specified pursuant to Section 3.01 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, registration of transfer, exchange or credit against any sinking fund and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured Coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons so delivered shall be held by the Trustee and, upon instruction by Company Order, shall be canceled or held for reissuance. Bearer Securities and unmatured Coupons held for reissuance may be reissued only in exchange for Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions pursuant to Section 3.05 or in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions or the related Coupons pursuant to Section 3.06. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Debt Securities. The Company or any Subsidiary Guarantor may at any time deliver to the Trustee for cancellation any Debt Securities or Coupons previously authenticated and delivered hereunder which the Company or any Subsidiary Guarantor, as the case may be, has acquired in any manner whatsoever, and the Company may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debt Securities previously authenticated hereunder which the Company has not issued, and all Debt Securities or Coupons so delivered shall be promptly canceled by the Trustee. No Debt Securities or Coupons shall be authenticated in lieu of or in exchange for any Debt Securities or Coupons canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities and Coupons held by the Trustee shall be destroyed by the Trustee in accordance with its customary procedures and a certificate of destruction shall be delivered to the Company upon Company Request. The acquisition of any Debt Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities or Coupons are surrendered to the Trustee for cancellation. In the case of any temporary Global Note which shall be destroyed if the entire aggregate principal amount of the Debt Securities represented thereby has been exchanged, the certificate of destruction shall state that all certificates required pursuant to Section 3.04 hereof and substantially in the form of Exhibit B hereto, to be given by the Euro-clear Operator or CEDEL, have been duly presented to the Trustee by the Euro-clear Operator or CEDEL, as the case may be. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Debt Securities or until payment thereon is made in full.

     Section 3.09. COMPUTATION OF INTEREST.

     Except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     Section 3.10. CURRENCY OF PAYMENTS IN RESPECT OF DEBT SECURITIES.

     (a) Except as otherwise specified pursuant to Section 3.01 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

     (b) With respect to Registered Securities of any series not permitting the election provided for in paragraph (c) below or the Holders of which have not made the election provided for in paragraph (c) below, except as provided in paragraph (e) below, payment of the principal of (and premium, if any) and any interest on any Registered Security of such series will be made in the Currency in which such Registered Security is payable.

     (c) It may be provided pursuant to Section 3.01 with respect to the Registered Securities of any series that Holders shall have the option, subject to paragraphs (e) and (f) below, to receive payments of principal of (and premium, if any) and any interest on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election, to be in form established pursuant to Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder until changed by such Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Thirteen). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (b) of this Section 3.10.

     (d) If the election referred to in paragraph (c) above has been provided for pursuant to Section 3.01, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the Currency in which each series of the Registered Securities is payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Registered Securities to be paid on such payment date, specifying the amounts so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above. If the election referred to in paragraph (c) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, on the second Business Day preceding each payment date, the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Currency payments to be made on such payment date. The Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (c) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

     (e) If a Conversion Event occurs with respect to a Foreign Currency, the ECU or any other Currency Unit in which any of the Debt Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (c) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Debt Securities denominated or payable in such Foreign Currency, the ECU or such other Currency Unit occurring after the last date on which such Foreign Currency, the ECU or such other Currency Unit was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Debt Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency Unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, in the manner provided in paragraph (g) or (h) below.

     (f) If the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph
(e) of this Section 3.10.

     (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

     (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and subject to the provisions of paragraph (i) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

     (i) For purposes of this Section 3.10 the following terms shall have the following meanings:

                  A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component Currency of the relevant Currency Unit, including, but not limited to, the ECU.

                  A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant Currency Unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the Dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If after the Conversion Date of the relevant Currency Unit, including but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency Unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                  "Election Date" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Debt Securities whose record date immediately preceding the Maturity is more than 16 days prior to the Maturity or any series of Debt Securities for which no record dates are provided with respect to interest payments, shall mean the date which is 16 days prior to the Maturity.

     (j) All decisions and determinations of the Currency Determination Agent, if any, or the Trustee regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.05 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other Currency Unit in which Debt Securities are denominated or payable, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in
Section 1.05 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent, if any, and may, notwithstanding any other provision of this Indenture, conclusively assume that no Conversion Event or other event of which it is entitled to notice hereunder has occurred unless it receives written notice thereof as provided herein, and shall not otherwise have any duty or obligation to determine such information independently.

     (k) For purposes of any provision of this Indenture where the Holders of Outstanding Debt Securities may perform an Act which requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Debt Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it, or as of the Business Day immediately prior to the date of such decision or determination by the Trustee, as the case may be.

     Section 3.11. JUDGMENTS.

     If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Debt Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Debt Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Debt Security. Any amount due from the Company under this Section 3.11 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Debt Security. In no event, however, shall the Company be required to pay more in the Currency or Currency Unit due hereunder or under such Debt Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Debt Security so that in any event the Company's obligations hereunder or under such Debt Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

     Section 3.12. EXCHANGE UPON DEFAULT.

     If default is made in the payments referred to in Section 12.01, the Company hereby undertakes that upon presentation and surrender of a permanent Global Note to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof the Company will issue and the Trustee will authenticate and deliver to the bearer of such permanent Global Note duly executed and authenticated definitive Debt Securities with the same issue date and maturity date as set out in such permanent Global Note.

     Section 3.13. CUSIP NUMBERS.

     The Company in issuing the Debt Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     Section 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of such Debt Securities herein expressly provided for or expressly provided in the terms of the Debt Securities of such series pursuant to Section 3.01, and rights to receive payments of principal (and premium, if any) and interest on such Debt Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                  (A) all Debt Securities and the Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Debt Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, (ii) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived under Section 3.05,
         (iii) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 13.06, and (iv) Debt Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.04) have been delivered to the Trustee for cancellation; or

                  (B) all Debt Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancellation,

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their
                                    Stated Maturity within one  year, or

                                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) of this subclause
         (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which such Debt Securities are denominated
         (except as otherwise provided pursuant to Section 3.01 or 3.10) sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; PROVIDED, HOWEVER, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with; and

                  (4) the Company has delivered to the Trustee an Opinion of Counsel or a ruling by the Internal Revenue Service to the effect that such deposit and discharge will not cause Holders of the Debt Securities of the series to recognize income, gain or loss for Federal income tax purposes.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14, the obligations of the Company under Section 12.01, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 12.04, shall survive. If, after the deposit referred to in subclause (B) of clause 1 of this Section has been made, (x) the Holder of a Debt Security is entitled to, and does, elect pursuant to Section 3.10(c), to receive payment in a Currency other than that in which deposit was made, or (y) if a Conversion Event occurs with respect to the Currency in which deposit was made or elected to be received by the Holder pursuant to Section 3.10(c), then the indebtedness represented by such Debt Security shall be fully discharged to the extent that deposit made with respect to such Debt Security shall be converted into the Currency in which such payment is made.

     Section 4.02. APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 12.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

     Section 5.01. EVENTS OF DEFAULT.

     "Event of Default" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Debt Security or any payment with respect to the Coupons, if any, of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (and premium, if any, on) any Debt Security of such series at its Maturity; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or any covenant or warranty which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry of a decree or order for relief in respect of the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the commencement by the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or, if Subsidiary Guarantees are issued with respect to such series, a Subsidiary Guarantor in furtherance of any such action; or

                  (7) any other Event of Default provided with respect to Debt Securities of that series pursuant to Section 3.01.

     Section 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default with respect to Debt Securities of any series at that time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company and, if applicable, the Subsidiary Guarantors (and to the Trustee if given by Holders), and upon, any such declaration such principal amount (or specified amount) plus accrued and unpaid interest (and premium, if any), shall become immediately due and payable. Upon payment of such amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section
3.01 or 3.10), all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

     At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company, the Trustee and, if applicable, the Subsidiary Guarantors, may rescind and annul such declaration and its consequences if

                   (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01 or 3.10) sufficient to pay

                           (A) all overdue installments of interest on all Debt Securities or all overdue payments with respect to any Coupons of such series,

                           (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

                           (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security of such series or upon overdue payments on any Coupons of such series at the Overdue Rate, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07; PROVIDED, HOWEVER, that all sums payable under this clause (D) shall be paid in Dollars;

         and

                  (2) All Events of Default with respect to Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of such series which has become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 5.13.

No such rescission and annulment shall affect any subsequent default or impair any right consequent thereon.

     Section 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                  The Company covenants that if:

                  (1) default is made in the payment of any installment of interest on any Debt Security or any payment with respect to any Coupons when such interest or payment becomes due and payable and such default continues for a period of 30 days,

                  (2) default is made in the payment of principal of (or premium, if any, on) any Debt Security at the Maturity thereof, or

                   (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Debt Securities of any series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities or of such Coupons, (i) the amount then due and payable on such Debt Securities or matured Coupons for the principal (and premium, if any) and interest, if any, (ii) to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate, and (iii) such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and Coupons, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and Coupons wherever situated.

     If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities and Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     Section 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company, any Subsidiary Guarantor (if Subsidiary Guarantees are issued) or any other obligor upon the Debt Securities and Coupons, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or, if applicable, the Subsidiary Guarantors for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (or, if the Debt Securities of such series are Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 5.02) (and premium, if any) and interest owing and unpaid in respect of the Debt Securities and Coupons of such series and to file such other papers or documents and take such other actions, including participating as a member, voting or otherwise, of any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07) and of the Holders of such Debt Securities and Coupons allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities and any Coupons of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.

     All rights of action and claims under this Indenture, the Debt Securities and the Coupons, if any, of any series or the Subsidiary Guarantees, if any, may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Debt Securities or Coupons in respect of which such judgment has been recovered.

     Section 5.06. APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or Coupons of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.07.

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities or Coupons of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities or Coupons for principal (and premium, if any) and interest, respectively; and

     THIRD: The balance, if any, to the Company or any other Person or Persons entitled thereto.

     Section 5.07. LIMITATION ON SUITS.

     No Holder of any Debt Security or Coupon of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities or Coupons of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 5.07, each and every Holder of Debt Securities or Coupons of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

     Section 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

     Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or of any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Debt Security or Coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

     Section 5.09. RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee, the Subsidiary Guarantors and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10. RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11. DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 5.12. CONTROL BY HOLDERS.

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that:

                   (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability or be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction;

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                  (4) this provision shall not affect the rights of the Trustee set forth in Section 6.01(c)(4).

     Section 5.13. WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive, by notice to the Trustee and the Company, any past default or Event of Default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Debt Securities of such series, or

                  (2) in respect of a covenant or provision hereof which pursuant to Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 5.14. UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Debt Security or any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security or the payment of any Coupon on or after the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on or after the Redemption Date).

     Section 5.15. WAIVER OF STAY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

     Section 6.01. CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default with respect to the Debt Securities of any series,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) Subject to Section 6.04, no provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                  (5) the Trustee shall not be charged with knowledge of any default or Event of Default or any other act or circumstance upon the occurrence of which the Trustee may be required to take action unless a Responsible Officer of the Trustee obtains actual knowledge of such default, Event of Default, act or circumstance or unless written notice referencing this Indenture or the Debt Securities is received by the Trustee at the Corporate Trust Office.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.02. NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any default hereunder with respect to Debt Securities or Coupons, if any, of any series, the Trustee shall give notice to all Holders of Debt Securities and Coupons of such series of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security or Coupon of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities and of Coupons of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.01(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

     Notice given pursuant to this Section 6.02 with respect to Registered Securities shall be transmitted by mail:

                  (1) to all Registered Holders, as the names and addresses of the Registered Holders appear in the Security Register;

                  (2) to such Holders of Bearer Securities of any series as have within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

                  (3) to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) of this Indenture; and

                  (4) to the Company.

     Notice given pursuant to this Section 6.02 with respect to Bearer Securities shall be transmitted in the manner set forth in Section 1.05.

     Section 6.03. CERTAIN RIGHTS OF TRUSTEE.

     Except as otherwise provided in Section 6.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company or any Subsidiary Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, and any resolution of the Board of Directors of the Company or any Subsidiary Guarantor shall be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, or, if any Subsidiary Guarantees are issued, the Subsidiary Guarantors, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including any agent appointed pursuant to Section 3.10(j)) or attorney appointed with due care by it hereunder.

     Section 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT SECURITIES.

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, including any Subsidiary Guarantees endorsed thereon, shall be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities, Coupons, if any, or Subsidiary Guarantee, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof. The Trustee assumes no responsibility for the accuracy of any statements in any registration statement relating to the Debt Securities.

     Section 6.05. MAY HOLD DEBT SECURITIES.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Subsidiary Guarantors, in its individual or any other capacity, may become the owner or pledgee of Debt Securities or Coupons, and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company and the Subsidiary Guarantors with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

     Section 6.06. MONEY HELD IN TRUST.

     Subject to the provisions of Sections 12.04 and 15.04, money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company or the Subsidiary Guarantors, as the case may be.

     Section 6.07. COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the administration of the trusts herein set forth (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability, damage, claims or expense, including taxes (other than taxes based upon, measured by or determined by income of the Trustee), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section and in addition to its rights under Section 5.06, the Trustee shall have a claim prior to the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee as such, except funds held in trust pursuant to Section 15.03 hereof or for the payment of amounts due on particular Debt Securities and Coupons. The fees and expenses incurred by the Trustee in connection with any bankruptcy of the Company shall constitute fees and expenses of administration; PROVIDED, HOWEVER, that this shall not affect the Trustee's rights as set forth in the preceding sentence or Section 5.06. The provisions of
Section 6.07(3) shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

     Section 6.08. DISQUALIFICATION; CONFLICTING Interests.

     The Trustee shall at all times satisfy the requirements of Sections 310(a)(1), (2) and (5) of the Trust Indenture Act. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. The Trustee shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act.

     Section 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State or District of Columbia authority and eligible to act as Trustee hereunder in compliance with Section 310(a)(1) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee upon any Debt Securities.

     Section 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

     (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company and, if applicable, the Subsidiary Guarantors. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Debt Securities of any series, and a successor Trustee appointed, by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company and, if applicable, the Subsidiary Guarantors.

     (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or, if applicable, the Subsidiary Guarantors, or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 1.05 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its corporate trust office.

     Section 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Subsidiary Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the written request of the Company, the Subsidiary Guarantors or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.07.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the Subsidiary Guarantors, if applicable, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Company, the Subsidiary Guarantors or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company and, if applicable, the Subsidiary Guarantors, shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     Section 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act.

     Section 6.14. APPOINTMENT OF AUTHENTICATING AGENT.

     As long as any Debt Securities of a series remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Debt Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Debt Securities for which it is serving as Trustee. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more or all series of Debt Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Company agrees to pay to the Authenticating Agent for any series of Debt Securities from time to time reasonable compensation for its services under this Section 6.14. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such in good faith and without negligence at the direction of the Trustee for such series, and the Trustee shall not be liable or responsible for the acts or omissions of any Authenticating Agent appointed upon a Company Request.

     If an appointment with respect to one or more series is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Debt Securities of the series designated therein referred to in the within mentioned Indenture.

                                               THE CHASE MANHATTAN BANK
                                               As Trustee

                                               By  ________________________
                                                   As Authenticating Agent


                                                   By:________________________
                                                      Authorized Officer


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     Section 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee with respect to Registered Securities of each series for which it acts as Trustee:

     (a) semi-annually on a date not more than 15 days after each Regular Record Date with respect to an Interest Payment Date, if any, for the Registered Securities of such series (or on semi-annual dates in each year to be determined pursuant to Section 3.01 if the Registered Securities of such series do not bear interest), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of the date 15 days next preceding each such Regular Record Date (or such semi-annual dates, as the case may be); and

     (b) at such other times as the Trustee may request in writing, within 15 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Security Registrar for such series, no such list need be furnished.

     The Company shall also be required to furnish to the Trustee at all such times set forth above all information in the possession or control of the Company or any of its Paying Agents other than the Trustee as to the names and addresses of the Holders of Bearer Securities of all series; PROVIDED, HOWEVER, that the Company shall have no obligation to investigate any matter relating to any Holders of Bearer Securities of any series.

     Section 7.02. PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 received by it in the capacity of Paying Agent (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 7.03.

     The Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 7.03.

     (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with
         Section 7.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Debt Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing of any material pursuant to a request made under Section 7.02(b).

     Section 7.03. REPORTS BY TRUSTEE.

     Within 60 days after May 15 of each year, beginning with May 15 of the first year in which Debt Securities are outstanding hereunder, the Trustee shall, if required by law, mail to each Holder a brief report dated as of such date that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

     The Company shall promptly notify the Trustee in writing if the Debt Securities of any series become listed on any stock exchange or automated quotation system.

     A copy of each report shall, at the time of its mailing to the Holders, be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Debt Securities of any series are listed.

     Section 7.04. REPORTS BY COMPANY.

     The Company and , so long as any Debt Securities in respect of which Subsidiary Guarantees have been issued are Outstanding, each Subsidiary Guarantor shall:

                  (1) file with the Trustee, within 15 days after the Company or such Subsidiary Guarantors, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or such Subsidiary Guarantors, as the case may be, may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act or, if the Company or such Subsidiary Guarantor is not required to file information, documents or reports pursuant to either of said Sections, then the Company or such Subsidiary Guarantor, as the case may be, shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be required from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and such Subsidiary Guarantor with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit to all Holders of Debt Securities, in the manner and to the extent provided in Section 7.03, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                             CONCERNING THE HOLDERS

     Section 8.01. ACTS OF HOLDERS.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

     Section 8.02. PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY HOLDER.

     The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

     The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state that on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to Section 3.01, such Bearer Security can be so registered, or (4) such Bearer Security shall have been canceled or paid.

     Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

     The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public, or other officer authorized to take acknowledgments of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     The record of any Holders' meeting shall be proved in the manner provided in Section 9.06.

     The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

     Section 8.03. PERSONS DEEMED OWNERS.

     The Company, the Subsidiary Guarantors (if Subsidiary Guarantees are endorsed on such Registered Security) the Trustee and any agent of any of them may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and none of the Company, the Subsidiary Guarantors (if Subsidiary Guarantees are endorsed on such Registered Security) the Trustee nor any agent of any of them shall be affected by notice to the contrary. The Company, the Subsidiary Guarantors (if Subsidiary Guarantees are endorsed on such Bearer Security) the Trustee, and any agent of any of them may treat the Holder of any Bearer Security or of any Coupon as the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and none of the Company, the Subsidiary Guarantors (if Subsidiary Guarantees are endorsed on such Bearer Security), the Trustee nor any agent of any of them shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security or Coupon or, if applicable, Subsidiary Guarantees.

     Section 8.04. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and, subject to the provisions of Section 5.08, upon all future Holders of such Debt Security and all past, present and future Holders of Coupons, if any, appertaining thereto and of any Debt Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or Coupons or such other Debt Securities or Coupons.

                                  ARTICLE NINE

                                HOLDERS' MEETINGS

     Section 9.01. PURPOSES OF MEETINGS.

     A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                   (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article
         Six;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

     Section 9.02. CALL OF MEETINGS BY TRUSTEE.

     The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 9.01, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

     Section 9.03. CALL OF MEETINGS BY COMPANY OR HOLDERS.

     In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

     Section 9.04. QUALIFICATIONS FOR VOTING.

     To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

     Section 9.05. REGULATIONS.

     Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

     Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 3.01) of Debt Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

     Section 9.06. VOTING.

     The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section
9.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 9.07. NO DELAY OF RIGHTS BY MEETING.

     Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Debt Securities of any series.

                                   ARTICLE TEN

                              INTENTIONALLY OMITTED

                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

     Section 11.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without prior notice to or the consent of any Holders, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Corporation to the rights of the Company or a Subsidiary Guarantor and the assumption by such successor of the covenants and other obligations of the Company or such Subsidiary Guarantor, as the case may be, herein and in the Debt Securities and Coupons, if any, contained; or

                  (2) to add to the covenants of the Company or the Subsidiary Guarantors, for the benefit of the Holders of all or any series of Debt Securities and the Coupons, if any, appertaining thereto (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company or the Subsidiary Guarantors; or

                   (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debt Securities of any series in bearer form, registrable or not registrable, and with or without Coupons, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Debt Securities of any series in uncertificated form, PROVIDED that any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related Coupons in any material respect; or

                  (5) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Outstanding Debt Security or Coupon of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

                  (6) to secure the Debt Securities; or

                  (7) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Article Four or Fifteen, PROVIDED that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities or any related Coupons in any material respect; or

                  (8) to establish the form or terms of Debt Securities and Coupons, if any, of any series as permitted by Sections 2.01 and 3.01; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, to eliminate any conflict between the terms of this Indenture or the Debt Securities and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture; PROVIDED such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities or Coupons, if any, of any series created prior to the execution of such supplemental indenture in any material respect.

     Section 11.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

     With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, the Subsidiary Guarantors, when authorized by Board Resolutions, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities or Coupons, if any; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby,

                  (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Debt Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 12.03; or

                  (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults or Events of Default hereunder and their consequences provided for in this Indenture; or

                  (3) modify any of the provisions of this Section, Section 5.13 or Section 12.09, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security of each series affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 12.09, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(7); or

                   (4) reduce the terms and conditions of any obligations of the Subsidiary Guarantors in respect of the due and punctual payment of the principal thereof and premium, if any, and interest, if any, thereon or any sinking fund or analogous payments provided in respect thereof; or

                  (5) modify any of the provisions of this Indenture relating to the subordination of the Debt Securities in a manner adverse to the Holders.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities and Coupons, if any, or which modifies the rights of the Holders of Debt Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities and Coupons, if any, of any other series.

     Section 11.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, in addition to the documents required by Section 1.02, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

     Section 11.04. EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities and Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 11.05. CONFORMITY WITH TRUST INDENTURE ACT.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 11.06. REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.

     Debt Securities and Coupons, if any, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities and Coupons of any series so modified as to conform, in the opinion of the Trustee, the Company and, if applicable, the Subsidiary Guarantors, to any such supplemental indenture may be prepared and executed by the Company, having, if applicable, Subsidiary Guarantees endorsed thereon and executed by the Subsidiary Guarantors, and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities and Coupons of such series.

     Section 11.07. NOTICE OF SUPPLEMENTAL INDENTURE.

     Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to Section 11.02, the Company shall transmit, in the manner and to the extent provided in Section 1.05, to all Holders of any series of the Debt Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

                                 ARTICLE TWELVE

                                    COVENANTS

     Section 12.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

     The Company covenants and agrees for the benefit of each series of Debt Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities, the Coupons and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Debt Securities or except as otherwise provided in
Section 3.06, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If so provided in the terms of any series of Debt Securities established as provided in Section 3.01, the interest, if any, due in respect of any temporary Global Note or permanent Global Note, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Debt Security, shall be payable only upon presentation of such Debt Security to the Trustee for notation thereon of the payment of such interest.

     Section 12.02. OFFICER'S CERTIFICATE AS TO DEFAULT.

     The Company and, so long as Debt Securities in respect of which Subsidiary Guarantees have been issued are Outstanding, each Subsidiary Guarantor shall deliver to the Trustee, on or before a date not more than 120 days after the end of each fiscal year of the Company or a Subsidiary Guarantor, as the case may be, ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company or the Subsidiary Guarantor is in compliance with all covenants and conditions under this Indenture, and, if the Company or any Subsidiary Guarantor shall be in default, specifying all such defaults and the nature thereof of which such signer may have knowledge. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     Section 12.03. MAINTENANCE OF OFFICE OR AGENCY.

     If Debt Securities of a series are issuable only as Registered Securities, the Company will maintain or cause to be maintained in each Place of Payment for such series an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange or redemption, where Debt Securities of that series that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City and State of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series, if any, may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange or redemption, where Debt Securities of that series that are convertible may be surrendered for conversion, where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Debt Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series, if so provided pursuant to
Section 3.01); PROVIDED, HOWEVER, that if the Debt Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Debt Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange and redemption and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the locations, and any change in the locations, of such offices or agencies. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment at the offices specified in the applicable Debt Security, and the Company hereby appoints the Trustee, or in the case of Bearer Securities, such other agent as is specified pursuant to Section 3.01, as its agent to receive all presentations, surrenders, notices and demands.

     No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; PROVIDED, HOWEVER, that, if the Debt Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series, if so provided pursuant to Section 3.01) shall be made at the office of the Trustee or the Company's Paying Agent in the Borough of Manhattan, The City and State of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

     The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

     Section 12.04. MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities and Coupons, if any, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities and Coupons, it will, by or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Debt Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to any applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or Coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may, in its sole discretion, at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 1.05, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 12.05. CORPORATE EXISTENCE.

     Subject to any supplemental indentures hereto or Officers' Certificates creating any series, the Company and, so long as any Debt Securities in respect of which Subsidiary Guarantees have been issued are Outstanding, the Subsidiary Guarantors, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that neither the Company nor any Subsidiary Guarantor shall be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business.

     Section 12.06. PURCHASE OF DEBT SECURITIES BY COMPANY.

     If the Debt Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not purchase any Debt Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Debt Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

     Section 12.07. INTENTIONALLY OMITTED

     Section 12.08. INTENTIONALLY OMITTED

     Section 12.09. WAIVER OF CERTAIN COVENANTS.

     With respect to the Debt Securities of any series, the Company and the Subsidiary Guarantors may omit in any particular instance to comply with any term, provision or condition set forth in Section 12.05 (and, if so specified pursuant to Section 3.01, any other covenant not set forth herein and specified pursuant to Section 3.01 to be applicable to the Debt Securities of any series, except as otherwise provided pursuant to Section 3.01) with respect to the Debt Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the Subsidiary Guarantors and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE THIRTEEN

                          REDEMPTION OF DEBT SECURITIES

     Section 13.01. APPLICABILITY OF ARTICLE.

     Debt Securities of any series which are redeemable before their Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series) in accordance with this Article.

     Section 13.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem (or, in the case of Discount Securities, to permit the Holders to elect to surrender for redemption) any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to Section 13.03, the Company shall, at least 60 days before the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

     Section 13.03. SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED.

     Except in the case of a redemption in whole of the Bearer Securities or the Registered Securities of such series, if less than all the Debt Securities of any series are to be redeemed at the election of the Company, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series pursuant to Section 3.02 in the Currency in which the Debt Securities of such series are denominated. The portions of the principal amount of Debt Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Debt Securities of such series pursuant to Section 3.02 in the Currency in which the Debt Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Debt Securities. In any case when more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

     The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

     Section 13.04. NOTICE OF REDEMPTION.

     Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article Thirteen, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

                  All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

                  (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

                  (6) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price,

                   (7) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price,

                  (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 3.05(b) or otherwise, the last date on which such exchanges may be made, and

                  (9) that the redemption is for a sinking fund, if such is the case.

     Section 13.05. DEPOSIT OF REDEMPTION PRICE.

     On or prior to the Redemption Date for any Debt Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in
Section 12.04) an amount of money in the Currency or Currencies in which such Debt Securities are denominated (except as provided pursuant to Section 3.01 or 3.10) sufficient to pay the Redemption Price of such Debt Securities or such amount or any portions thereof which are to be redeemed on that date.

     Section 13.06. DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 or 3.10), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 12.03) and, unless otherwise specified as contemplated by
Section 3.01, only upon presentation and surrender of Coupons for such interest; and PROVIDED, FURTHER, that, unless otherwise specified as contemplated by
Section 3.01, installments of interest on Registered Securities which have a Stated Maturity on or prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 3.07.

     If, as a result of the failure of the Company to deposit sufficient funds with the Trustee, any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

     If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the Redemption Date, the Redemption Price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the Holder of such Coupon shall surrender to any Paying Agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company, the Subsidiary Guarantors and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

     Section 13.07. DEBT SECURITIES REDEEMED IN PART.

     Any Debt Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 3.01 (in the case of Registered Securities) and at an office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 3.01 (in the case of Bearer Securities) with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

                                ARTICLE FOURTEEN

                                  SINKING FUNDS

     Section 14.01. APPLICABILITY OF ARTICLE.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 3.01 for Debt Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 14.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

     Section 14.02. SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH DEBT SECURITIES.

     In lieu of making all or any part of a mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Debt Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such sinking fund payment and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value, provided that such Debt Securities shall not have been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     Section 14.03. REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.

     Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency or Currencies in which the Debt Securities of such series are denominated (except as provided pursuant to Section 3.01 or 3.10) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of such series pursuant to Section
14.02 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in Section 14.02 and without the right to make any optional sinking fund payment with respect to such series at such time.

     Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in
Section 12.04) for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.04) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of such series at Maturity.

     The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
13.03 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 13.04. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 13.06.

     On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 12.04) in cash a sum, in the Currency or Currencies in which Debt Securities of such series are denominated (except as provided pursuant to Sections 3.01 or 3.10), equal to the principal and any interest accrued to the Redemption Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

     Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Debt Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Debt Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Debt Securities and Coupons, if any, of such series; PROVIDED, HOWEVER, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on or prior to the next sinking fund payment date for the Debt Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                                 ARTICLE FIFTEEN

                                   DEFEASANCE

     Section 15.01. APPLICABILITY OF ARTICLE.

     If, pursuant to Section 3.01, provision is made for the defeasance of Debt Securities of a series, and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 3.01) then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section 3.01 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or Currencies or for Bearer Securities may be specified pursuant to Section 3.01.

     Section 15.02. DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.

     At the Company's option, either (a) the Company and the Subsidiary Guarantors shall be deemed to have been Discharged (as defined below) from their respective obligations with respect to Debt Securities of any series ("legal defeasance option") or (b) if so specified pursuant to Section 3.01, the Company and the Subsidiary Guarantors shall cease to be under any obligation to comply with any of their respective obligations or restrictive covenants added for the benefit of such series pursuant to Section 3.01) ("covenant defeasance option"), in either case at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

                  (2) such deposit shall not cause the Trustee with respect to the Debt Securities of that series to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to the Debt Securities of any series;

                  (3) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                  (4) if the Debt Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

                  (5) no Event of Default or event (including such deposit) which, with notice or lapse of time or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and, with respect to the legal defeasance option only, no Event of Default under
         Section 5.01(5) or Section 5.01(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(5) or Section 5.01(6) shall have occurred and be continuing on the 91st day after such date;

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling from the Internal Revenue Service to the effect that such deposit, defeasance or the Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance or Discharge; and

                  (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in accordance with Section 1.02.

Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under Section 5.01(5) or Section 5.01(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(5) or Section 5.01(6) shall have occurred and be continuing on the 91st day after the date of such deposit, the obligations of the Company referred to under the definition of covenant defeasance option with respect to such Debt Securities shall be reinstated. Money and securities held in trust pursuant to a legal defeasance shall not be subject to Article Sixteen.

     "Discharged" means that the Company and the Subsidiary Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause
(1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 3.04, 3.05, 3.06, 6.07, 12.03 and 15.03 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

     "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the timely payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     Section 15.03. DEPOSITED MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 15.02 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

     Section 15.04. REPAYMENT TO COMPANY.

     The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to
Section 15.02.

     The provisions of the last paragraph of Section 12.04 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to
Section 15.02.

                                 ARTICLE SIXTEEN

                                   GUARANTEES

     Section 16.01. GUARANTEES.

     If Debt Securities of or within a series are specified, as contemplated by
Section 3.01, to be guaranteed by the Subsidiary Guarantors, then the Subsidiary Guarantors hereby fully and unconditionally guarantee, on a joint and several basis, to each Holder of any such Debt Security which is authenticated and delivered by the Trustee and to each Holder of any Coupon, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of (and premium, if any, on) and interest (including, in the case of default, interest on principal and, to the extent permitted by applicable law, on overdue interest and including any additional interest required to be paid according to the terms of any such Debt Security or Coupon), if any, on each such Debt Security, and the due and punctual payment of any sinking fund payment (or analogous obligation), if any, provided for with respect to any such Debt Security, when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon acceleration or otherwise, according the terms thereof and of this Indenture (the "Guarantor Obligations"). In case of the failure by the Company or any successor thereto punctually to pay any such principal, premium, interest or sinking fund payment, the Subsidiary Guarantors hereby, jointly and severally, agree to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon redemption, upon declaration of acceleration or otherwise, as if such payment were made by the Company.

     Each of the Subsidiary Guarantors hereby, jointly with each other Subsidiary Guarantor and severally with each other Subsidiary Guarantor, agrees that its Guarantor Obligations hereunder shall be as if it were principal debtor and not merely surety and shall be absolute and unconditional, irrespective of the identity of the Company, the validity, regularity or enforceability of any such Debt Security or Coupon or this Indenture, the failure to enforce the same, any waiver, modification, consent or indulgence granted with respect thereto by the Holder of any such Debt Security or Coupon with respect to any provisions thereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Each of the Subsidiary Guarantors hereby waives the benefits of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that their Subsidiary Guarantees will not be discharged except by complete performance of all other obligations contained in any such Debt Security or Coupon or in this Subsidiary Guarantee.

     If the Trustee or the Holder of any Debt Security or Coupon is required by any court or otherwise to return to the Company or the Subsidiary Guarantors, or any custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official acting in relation to the Company or the Subsidiary Guarantors, any amount paid to the Trustee or such Holder in respect of a Debt Security or any Coupon, the Subsidiary Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. The Subsidiary Guarantors further agree, to the fullest extent that they may lawfully do so, that, as between the Subsidiary Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition extant under any applicable bankruptcy law preventing such acceleration in respect of the obligations guaranteed hereby.

     Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holders of the Debt Securities of a series (and of any Coupons appertaining thereto) against the Company in respect of any amounts paid by such Subsidiary Guarantor on account of such Debt Securities or any Coupons appertaining thereto or this Indenture; PROVIDED, HOWEVER, that such Subsidiary Guarantor shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any, on) and interest, if any, on all Debt Securities of such series shall have been indefeasibly paid in full.


     Section 16.02. EXECUTION AND DELIVERY OF GUARANTEES. To evidence their Guarantees with respect to Debt Securities of or within any series that are specified, as contemplated by Section 3.01, to be guaranteed by the Subsidiary Guarantors, the Subsidiary Guarantors hereby agree to execute the Subsidiary Guarantees, in a form established pursuant to Section 2.01, to be endorsed on each Debt Security of such series authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor by its Chairman of the Board, or its Vice Chairman of the Board, or its President, or one of its Executive Vice Presidents or Vice Presidents, or by its Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Subsidiary Guarantees may be manual or facsimile.

     Subsidiary Guarantees bearing the manual or facsimile signatures of the individuals who were the proper officers of the Subsidiary Guarantors shall bind the Subsidiary Guarantors, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of the Debt Securities upon which such Subsidiary Guarantees are endorsed or did not hold such offices at the date of such Debt Securities.

     The delivery of any Debt Securities by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantees endorsed thereon on behalf of the Subsidiary Guarantors. The Subsidiary Guarantors hereby agree that their Subsidiary Guarantees set forth in this Article shall remain in full force and effect notwithstanding any failure to endorse on each Debt Security a notation of such Subsidiary Guarantee.

     Section 16.03. LIMITATION ON SUBSIDIARY GUARANTORS' LIABILITY.

     The Subsidiary Guarantors, and by its acceptance of a Debt Security each Holder, hereby confirms that it is the intention of all such parties that in no event shall any Guarantor Obligations under the Subsidiary Guarantees constitute or result in a fraudulent transfer or conveyance for purposes of, or result in a violation of, any United States federal, or applicable United States state, fraudulent transfer or conveyance or similar law. To effectuate the foregoing intention, in the event that the Guarantor Obligations, if any, in respect of the Debt Securities of any series would, but for this sentence, constitute or result in such a fraudulent transfer or conveyance or violation, then the liability of the Subsidiary Guarantors under their Subsidiary Guarantees in respect of the Debt Securities of such series shall be reduced to the extent necessary to eliminate such fraudulent transfer or conveyance or violation under the applicable fraudulent transfer or conveyance or similar law.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                             THE MONEY STORE INC.


                                             By: /S/ Morton Dear
                                             Title: Executive Vice President


                                             THE CHASE MANHATTAN BANK,
                                             as Trustee

                                             By:/S/ Kathleen Perry
                                             Title: Second Vice President


                                             THE MONEY STORE/D.C. INC.
                                             THE MONEY STORE/KENTUCKY INC.
                                             THE MONEY STORE/MINNESOTA INC.
                                             THE MONEY STORE AUTO FINANCE INC.
                                             CLASSNOTES INC.
                                             DYNA-MARK, INC.
                                             EQUITY INSURANCE AGENCY, INC.
                                             MAJOR BROKERAGE CO., INC.
                                             PRINCETON ESCROW
                                             THE MONEY STORE HOME EQUITY CORP.
                                             THE MONEY STORE INVESTMENT
                                                 CORPORATION
                                             THE MONEY STORE OF NEW YORK INC.
                                             THE COMMERCE GROUP
                                             THE MONEY STORE COMMERCIAL
                                                 MORTGAGE INC.
                                             THE MONEY STORE SERVICE CORP.
                                             TMS MORTGAGE INC.
                                             THE MONEY STORE U.K. INC.
                                             THE MONEY STORE REALTY INC.
                                             TMS VENTURE HOLDINGS, INC.,
                                             as Subsidiary Guarantors

                                             By:   /s/Morton Dear
                                             Title: Executive Vice-President of
                                                    each of the Subsidiary
                                                    Guarantors, other than The
                                                    Money Store Service Corp.
                                                    of which he is President

STATE OF NEW JERSEY                         )
                                            :    ss.:
COUNTY OF UNION                             )


     On the 15th day of April, 1997, before me personally came Morton Dear, to me known, who, being by me duly sworn, did depose and say that his office is located at 2840 Morris Avenue, Union, New Jersey 07083; that he is Executive Vice President and Chief Financial Officer of The Money Store Inc. one of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.


                                               /s/ Eleonore Ferro
                                                    Notary Public

SEAL

STATE OF NY                          )
                                     :    ss.:
COUNTY OF NY                         )


     On the 15th day of April, 1997, before me personally came Kathleen Perry, to me known, who, being by me duly sworn, did depose and say that her office is located at 450 West 33rd Street, 15th Floor, New York, New York 10004; that she is, Second Vice President of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; and that she signed her name thereto by like authority.


                                                  /s/ Emily Fayan
                                                       Notary Public


SEAL

STATE OF NEW JERSEY                  )
                                     :    ss.:
COUNTY OF UNION                      )


     On the 15th day of April, 1997, before me personally came Morton Dear, to me known, who, being by me duly sworn, did depose and say that his office is located at 2840 Morris Avenue, Union, New Jersey 07083; that he is
Executive Vice President of the Subsidiary Guarantors certain of the corporations described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.


                                                  /s/ Eleonore Ferro
                                                       Notary Public

SEAL

                                                               EXHIBIT A


                            [FORMS OF CERTIFICATION]

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                     OR INTEREST PRIOR TO AN EXCHANGE DATE]

                                   CERTIFICATE

                          ------------------------

                     [Insert title or sufficient description
                         of Securities to be delivered]

     This is to certify that as of the date hereof and except as set forth below principal amount of the above captioned Debt Securities held by you for our account (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition if the owner of the Debt Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Debt Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the beneficial interest in the temporary global Security held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certificate excepts and does not relate to $____________ principal amount of Debt Securities held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary global Note for definitive Bearer Securities or interests in a permanent global Note cannot be made until we are able to provide a certificate in this form.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

     "United States Person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States" means the United States of America (including the States and the District of Columbia) and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

Dated:________________________, 19__

[To be dated no earlier than the
10th day before the Exchange Date]



                                          By:_____________________________
                                             As, or as agent
                                             for, the beneficial owner(s)
                                             of the portion of the temporary
                                             global Note to which this
                                             certificate relates.

                                                  Exhibit B

               [FORM OF CERTIFICATE TO BE GIVEN BY EURO-CLEAR AND
            CEDEL, SOCIETE ANONYME IN CONNECTION WITH THE EXCHANGE OF
                      A PORTION OF A TEMPORARY GLOBAL NOTE]

                                   CERTIFICATE

                            ------------------------

                     [Insert title or sufficient description
                         of Securities to be delivered]

     The undersigned certifies that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture as of the date hereof, $___________ principal amount of the above-captioned Debt Securities (i) is owned by person(s) that are not United States person(s) (as defined below), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in Section 1.165-12(c)(1)(v) of the United States Treasury regulations) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Company or the Company's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for the purpose of resale during the restricted period (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury regulations), and in addition United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Debt Securities for the purpose of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     We further certify (i) that we are not making available for exchange or collection of any interest any portion of the temporary Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

     We understand that this certificate is required in connection with certain tax laws and regulations of the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.


     "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source. "United States person" means the United States of America (including the States and the District of Columbia) and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

 Dated:________________________, 19__

[To be dated no earlier than the Exchange Date]

                                    By: ------------------------------
                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        BRUSSELS OFFICE, as
                                        Operator of the Euro-Clear System]
                                        [CEDEL BANK, SOCIETE ANONYME]